UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2016

TEMPUR SEALY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to Tempur Sealy International, Inc.

Item 7.01	Regulation FD Disclosure

Adoption of Matching PRSU Program

On February 25, 2016, the Company’s Board of Directors, upon the recommendation of its Compensation Committee, adopted a one-time incentive program for a group of senior executives in the Company including the Chief Executive Officer. This program provides an incentive for these executives to purchase Company common stock in the open market at market prices between February 25, 2016 and September 15, 2016, subject to compliance with the Company’s trading window guidelines. Under the terms of the program, if an executive purchases Company common stock according to the parameters of the program, including the applicable cap as described below, the Company has committed to matching the executive’s investment with a matching value of performance restricted stock units (“Matching PRSUs”). The Company’s obligation to match is subject to a dollar cap for each senior executive (based on the applicable executive’s position and the total purchase price paid by the applicable executive), with the Company’s total commitment for all these executives equal to $11.1 million, including a $3.0 maximum commitment for purchases by our Chief Executive Officer. These Matching PRSUs will vest ratably over a five year period, and will be subject to a performance threshold for Section 162(m) purposes of positive profits (as defined in the program) for 2016. Unvested Matching PRSUs held by any executive will expire should that executive sell any of his or her purchased shares during the 5 year vesting period. The Compensation Committee and Board of Directors strongly believe that encouraging our senior executives to make and retain meaningful long term cash investments creates a strong performance incentive and further aligns our senior executives with our stockholders.

The form of Matching PRSU Agreement is filed as Exhibit 99.1, and is incorporated herein by reference. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Form of Matching PRSU Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 26, 2016

Tempur Sealy International, Inc.

By:	/s/ Barry A. Hytinen
Name:	Barry A. Hytinen
Title:	Executive Vice President & Chief Financial Officer

Exhibit	Description

99.1	Form of Matching PRSU Agreement